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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                December 3, 1996

                                  ROBERDS, INC.
             (Exact name of registrant as specified in its charter)

     Ohio                     0-22702                   31-0801335
 (State or other            (Commission               (IRS Employer
 jurisdiction of             File No.)               Identification No.)
 incorporation)

1100 East Central Avenue, Dayton, Ohio               45449-1888
(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code: (937) 859-5127


                              None
(Former name or former address, if changed since last report)


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Item 5.  Other Events

         On December 3, 1996, Roberds, Inc. (the "Company") issued a press release which is attached hereto as Exhibit 99.1 and which is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

           (c)      Exhibits.

                    99.1   Press release of the Company, dated December 3, 1996.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ROBERDS, INC.

                                  By:      /s/ Robert M. Wilson
                                           ------------------------------
                                  Name:    Robert M. Wilson
                                  Title:   Chief Financial Officer


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                                  EXHIBIT INDEX
                                  -------------


Number            Subject Matter
------            --------------


99.1              Press release of the Company, dated December 3, 1996.